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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 29, 2002
              ----------------------------------------------------
                     Date of Report (date of earliest event
                                   reported):


                             Euronet Worldwide, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                                                   04-2806888
----------------------------      -------------------          -----------------
(State or other jurisdiction          (Commission                (IRS Employer
    of incorporation)                 File Number)                 ID Number)



        4601 College Boulevard
           Leawood, Kansas                                        66211
----------------------------------------                       ------------
(Address of principal executive offices)                        (Zip Code)



Registrant's Telephone Number, including area code:            (913) 327-4200



                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.

On July 29, 2002, Euronet Worldwide, Inc. (the "Company") issued the attached press release.

Also on July 29, 2002, during its quarterly results conference call, Michael J. Brown, CEO of the Company, stated that the Company expects to generate positive net income for the full year 2003.

This statement is a forward-looking statement. Euronet's actual results may vary materially from those anticipated in such forward-looking statement as a result of a number of factors, including: technological developments affecting the market for the Company's products and services; foreign exchange fluctuations; and changes in laws and regulations affecting the Company's business. These risks and other risks are described in the Company's periodic filings with the Securities and Exchange Commission.

ITEM 7.   Exhibits

Exhibit 99.1 - Press Release Dated July 29, 2002



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Euronet Worldwide, Inc.


                                      By:  /s/
                                         --------------------------------
                                           Daniel R. Henry
                                           Chief Operating Officer

Date:  July 29, 2002



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